Exhibit 10.3

SIXTH AMENDMENT
TO
CREDIT AGREEMENT
AND
FIRST AMENDMENT
TO
GUARANTY AND COLLATERAL AGREEMENT
DATED AS OF May 9, 2018
AMONG
VIPER ENERGY PARTNERS LP,
AS BORROWER,
THE INITIAL GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of May 9, 2018, is among: VIPER ENERGY PARTNERS LP., a Delaware limited partnership (the “Borrower”); the Initial Guarantor; each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 8, 2014, as amended by that certain First Amendment dated as of August 15, 2014, that certain Second Amendment dated as of May 22, 2015, that certain Third Amendment dated as of June 21, 2016, that certain Fourth Amendment dated as of October 28, 2016 and that certain Fifth Amendment dated as of November 28, 2017 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Initial Guarantor are parties to that certain Guaranty and Collateral Agreement dated as of July 8, 2014 (as such may be amended, modified or supplemented, the “Guaranty Agreement”).
C.    The Borrower has requested, and all of the Lenders have agreed, to amend certain provisions of the Credit Agreement and the Guaranty Agreement as set forth herein.
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement or the Guaranty Agreement, as applicable, in each case, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by amending or adding in the appropriate alphabetical order the following terms:

“‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of August 15, 2014, that certain Second Amendment dated as of May 22, 2015, that certain Third Amendment dated as of June 21, 2016, that certain Fourth Amendment dated as of October 28, 2016, that certain Fifth Amendment dated as of November 28, 2017, that certain Sixth Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement dated as of May 9, 2018, and as the same may be further amended, amended and restated, modified or supplemented from time to time.

‘Guaranty Agreement’ means that certain Guaranty and Collateral Agreement dated as of July 8, 2014 by the Borrower and the Initial Guarantor in favor of the Administrative Agent as the same may be amended, amended and restated, modified or supplemented from time to time.

‘Initial Guarantor LLC Agreement’ means the Second Amended and Restated Limited Liability Company Agreement dated as of May 9, 2018 of the Initial Guarantor, as the same may be amended, amended and restated, modified or supplemented from time to time.

‘Non-Voting Units’ means the Units of the Initial Guarantor held by a holder of Partnership Class B Units.

‘Partnership Class B Units’ has the meaning assigned to such term in the Initial Guarantor LLC Agreement.

‘Units’ has the meaning assigned to such term in the Initial Guarantor LLC Agreement.”

2.2    Amendment to Section 7.25. Section 7.25 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 7.25    EEA Financial Institutions. Neither the Borrower nor any of its Subsidiaries is an EEA Financial Institution.”

2.3    Amendment to Section 9.04(a). Section 9.04(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(a)    Restricted Payments. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its holders of Equity Interests or make any distribution of its Property to its Equity Interest holders without the prior approval of the Majority Lenders, except that (i) each of the Borrower and the Initial Guarantor may pay dividends and distributions to its Equity Holders, if and to the extent that (A) such dividend or distribution is paid within 60 days after the date of declaration thereof, (B) as of the date of such declaration, no Default,

Event of Default or Borrowing Base Deficiency existed, and (C) as of the date of such declaration, if such dividend or distribution had been made as of such date of declaration, after giving effect thereto, no Default, Event of Default or Borrowing Base Deficiency would have existed, (ii) the Borrower and the Restricted Subsidiaries may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Capital Stock), (iii) any Restricted Subsidiary of the Borrower may declare and pay dividends or distributions to the Borrower or a Restricted Subsidiary, (iv) the Borrower and the Restricted Subsidiaries may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management, employees, directors and consultants of the Borrower and its Subsidiaries, and (v) the Borrower may declare and pay dividends or distributions consisting of Equity Interests in Unrestricted Subsidiaries.”
2.4    Amendment to Section 9.15. Section 9.15 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 9.15    Subsidiaries. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, create or acquire any additional Subsidiaries, unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b), to the extent required thereby. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, sell, assign or otherwise dispose of any Equity Interests in any Restricted Subsidiary except (a) in compliance with Section 9.12(d), (e), (f), (g) or (h) or (b) the Initial Guarantor may issue Non-Voting Units. The Borrower and the Restricted Subsidiaries shall have no Restricted Subsidiaries that are Foreign Subsidiaries.”

2.5    Amendment to Section 9.20. Section 9.20 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 9.20    Control Agreements. For each deposit or securities account that the Borrower or any other Loan Party maintains as of the Third Amendment Effective Date (other than payroll, withholding tax, escrow, trust fund and other fiduciary deposit accounts), the Borrower will, by no later than 60 days after the Third Amendment Effective Date, either (a) cause such account to be subject to a deposit account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Other Secured Persons, or (b) close such account and transfer any funds therein to an account that otherwise meets the requirements of this Section 9.20. From and after the Third Amendment Effective Date, neither the Borrower nor any other Loan Party shall open, any deposit or securities account (other than payroll, withholding tax, escrow, trust fund and other fiduciary deposit accounts) unless such deposit or securities account is, or 30 days after being opened becomes, subject to a deposit account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Other Secured Persons. Each deposit account control agreement will provide that the depositary bank will comply with instructions originated by the Administrative Agent directing dispositions of funds in the deposit account without further consent by the applicable Loan Party. Each securities account control agreement will provide that the securities intermediary will comply with entitlement orders originated by the Administrative Agent without further consent by the applicable Loan Party. The Administrative Agent agrees that it shall not issue any such instructions or entitlement orders or otherwise exercise any control right granted under any such deposit account control agreement or securities account control agreement unless (a) an Event of Default of the type set forth in Sections 10.01(a), (b), (f), (g), (h), (i), or (j) has occurred or (b) the Notes and the Loans then outstanding have become due and payable in whole (and not merely in part), whether at the due date thereof, by acceleration or otherwise.”

2.6    Amendment to Section 10.01. Section 10.01 is hereby amended by adding the following Section 10.01(n):
“(n)    if any Non-Voting Units shall be entitled to vote under the Initial Guarantor LLC Agreement.”

Section 3.    Amendments to Guaranty Agreement.
3.1    Amendment to Section 1.01(b) of the Guaranty Agreement. Section 1.01(b) of the Guaranty Agreement is hereby amended by amending in the appropriate alphabetical order the following term:
“‘Agreement’ means this Guaranty and Collateral Agreement, as amended by that certain Sixth Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement dated as of May 9, 2018, as the same may be further amended, supplemented or otherwise modified from time to time.”

3.2    Amendment to Section 6.09(b)(i) of the Guaranty Agreement. Section 6.09(b)(i) of the Guaranty Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(i) unless otherwise permitted hereby, or such other securities or interests will be pledged hereunder, vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any stock or other equity interests of any nature of any Issuer, provided that the Initial Guarantor may issue Non-Voting Units,”

3.3    Amendment to Section 6.09(e) of the Guaranty Agreement. Section 6.09(e) of the Guaranty Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(e)    The Pledged Securities will at all times constitute not less than 100% of the capital stock or other equity interests of the Issuer thereof owned by any Grantor. Each Grantor will not permit any Issuer of any of the Pledged Securities to issue any new shares (or other interests) of any class of capital stock or other equity interests of such Issuer without the prior written consent of the Administrative Agent unless (i) such stock or other interest will be pledged hereunder or (ii) such interest consists entirely of Non-Voting Units.”

3.4    Amendment to Schedule 2 of the Guaranty Agreement. The Guaranty Agreement is hereby amended by deleting Schedule 2 thereto and replacing it with the attached Schedule 2.
Section 4.    Waiver. The Borrower has informed the Administrative Agent that in connection with changing the tax status of the Borrower, the Initial Guarantor will issue Non-Voting Units to Diamondback Energy, Inc. or an Affiliate thereof (collectively, “Diamondback”). Such Non-Voting Units will have economic rights but no voting rights. In the absence of this Amendment, such issuance of Non-Voting Units by the Initial Guarantor to Diamondback would be prohibited by Section 9.15. The Borrower has requested that the Majority Lenders waive the provisions of Section 9.15 and the Majority Lenders do hereby waive the provisions of Section 9.15 with respect to the issuance of Non-Voting Units by the Initial Guarantor to Diamondback.
Section 5.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
5.1    The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Initial Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
5.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Initial Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Waiver. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults that may exist or that may occur in the future under the Credit Agreement and/or the other Loan Documents other than the default waived pursuant to Section 4 hereof (collectively “Other Matters”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Matters, (b) other than as specifically set forth in this Amendment, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any Guarantor or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Matters.
6.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.10    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LP, as Borrower
By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

VIPER ENERGY PARTNERS LLC, as Initial Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Matthew Persky Name: Matthew Persky Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Donovan C. Broussard Name: Donovan C. Broussard Title: Authorized Signatory

By: /s/ Robert Long Name: Robert Long Title: Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Sandra Salazar Name: Sandra Salazar Title: Managing Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

COMPASS BANK, as a Lender
By: /s/ Gabriela Azcarate Name: Gabriela Azcarate Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

COMERICA BANK, as a Lender
By: /s/ Cassandra M. Lucas Name: Cassandra M. Lucas Title: Portfolio Manager

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Kelly Graham Name: Kelly Graham Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender
By: /s/ John Krenger Name: John Krenger Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

CAPITAL ONE, N.A., as a Lender
By: /s/ Lyle Levy Jr. Name: Lyle Levy Jr. Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ William O’Daly Name: William O’Daly Title: Authorized Signatory

By: /s/ Sophie Bulliard Name: Sophie Bulliard Title: Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender
By: Name: Title:

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Kody J. Nerios Name: Kody J. Nerios Title: Authorized Officer

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

SUNTRUST BANK, as a Lender
By: /s/ Benjamin L. Brown Name: Benjamin L. Brown Title: Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Meghan Sullivan Name: Meghan Sullivan Title: Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

CITIBANK, N.A., as a Lender
By: /s/ Jeff Ard Name: Jeff Ard Title: Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By: /s/ Raza Jafferi Name: Raza Jafferi Title: Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

Schedule 2
DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Class of Stock or Equity Interests	No. of Shares or % of Ownership Interest	Certificated/Certificate Number or Uncertificated
Viper Energy Partners LP	Viper Energy Partners LLC	Common Units	40,732,045 common units, which represent 35.77% of the economic interest and 100% of the voting power pursuant to the Initial Guarantor LLC Agreement*	Uncertificated
*The remaining 64.23% economic interest is owned by Diamondback in the form of 73,150,000 common units, none of which have any voting rights pursuant to the Initial Guarantor LLC Agreement.

Schedule 2